Certification by the Chief Executive Officer and Chief Financial
Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the “Company”), does hereby certify that:
1. The accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2007 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul S. Beideman
Paul S. Beideman
Chief Executive Officer
November 6, 2007

/s/ Joseph B. Selner
Joseph B. Selner
Chief Financial Officer
November 6, 2007